UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 16, 2006
Bluegreen Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or other Jurisdiction of Incorporation)	0-19292 (Commission File Number)	03-0300793 (IRS Employer Identification Number)

4960 Conference Way North, Suite 100, Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code): (561) 912-8000
Not applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 16, 2006, in connection with the litigation pending before the United States District Court for the Southern District of Florida between Bluegreen Corporation (the “Company”), as plaintiff, David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments, as defendants (collectively, the “Siegel Shareholders”), and the directors of the Company, as counter-defendants (the “Litigation”), the above parties entered into a stipulation (the “Stipulation”) settling the Litigation and releasing all related claims.
     Under the terms of the Stipulation, the Siegel Shareholders agreed to sell at least 5,383,554 shares of common stock, par value $.01, of the Company (the “Common Stock”) within one year, and to sell their remaining shares of Common Stock within two years. Any other affiliates of the Siegel Shareholders must immediately divest their holdings of Common Stock. The Siegel Shareholders also agreed that they will not sell more than 915,379 shares of Common Stock to any one person or group or affiliates of such person or group, unless such shares are sold in brokers’ transactions consistent with Rule 144(f) under the Securities Act of 1933, as amended. The Siegel Shareholders may not engage in any transactions in derivative securities established on or after July 27, 2006 relating to the Company, Levitt Corporation, or BankAtlantic Bancorp, Inc. or any of their respective affiliates (the “Restricted Entities”), with an exception for a limited number of shares of Common Stock sold pursuant to call options in brokers’ transactions.
     Until such time as the Siegel Shareholders have completed this divestiture, their shares will be voted on any matter submitted to the Company’s shareholders in accordance with the recommendation of the Company’s Board of Directors, and the Siegel Shareholders granted a proxy to Norman Becker and Arnold Sevell, directors of the Company, to so vote their shares.
     If the Board recommends a course of action relating to a merger or sale of all or substantially all assets of the Company and submits such matter to the shareholders, the Siegel Shareholders may require the Company to purchase any shares of Common Stock still owned by them at a price equal to $11.99 per share.
     The Siegel Shareholders agreed that neither they nor any entity that they control will take any action in furtherance of any share acquisition, tender offer, merger, business combination, recapitalization, restructuring, liquidation or other extraordinary transaction involving any of the Restricted Entities. The Siegel Shareholders also agreed not to bring any future actions or arbitration against the Company except to enforce the Stipulation or in connection with acts by the Company which cause damage to the day to day timeshare operations of Central Florida Investments or its subsidiaries.
     The parties exchanged releases and the Litigation will be dismissed with prejudice.
     See also Item 3.03 for a description of the amendment of the Company’s Rights Agreement, as defined below, effective as of October 16, 2006.

Item 3.03 Material Modification to Rights of Security Holders.
     Reference is hereby made to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on August 2, 2006, relating to the Rights Agreement by and between the Company and Mellon Shareholder Services LLC, as Rights Agent (the “Rights Agent”), dated as of July 27, 2006 (the “Rights Agreement”). Such Registration Statement on Form 8-A is hereby incorporated by reference herein.
     Pursuant to the terms of the Stipulation, the Company and the Rights Agent executed an amendment to the Rights Agreement (the “Amendment”). The Rights Agreement previously provided that after any person, including any affiliates of such person, acquires more than 15% of the outstanding Common Stock of the Company due to the exercise by third parties of contractual rights existing as of July 27, 2006, such person may avoid becoming an Acquiring Person, as defined in the Rights Agreement, by reducing their holdings below the 15% threshold as promptly as practicable but in no event later than 60 days. The Amendment provides that in the case of the Siegel Shareholders, this 60-day deadline will be extended to October 16, 2007 with respect to the divestiture of 5,383,554 shares of Common Stock, and to October 16, 2008 with respect to Siegel Shareholders’ remaining shares of Common Stock. However, if the Siegel Shareholders breach any provision of the Stipulation, the Company’s Board of Directors may terminate this extension immediately. The foregoing description is qualified in its entirety by reference to the Rights Agreement and the Amendment, copies of which are attached hereto as Exhibits 4.1 and 99.2, respectively, and are incorporated by reference herein.
Item 8.01 Other Events.
     On October 17, 2006, the Company issued a press release announcing the settlement of the litigation with the Siegel Shareholders and the adoption of the Amendment. A copy of the press release is included herein as Exhibit 99.3, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(C) Exhibits. The following exhibits are filed as part of this report:

4.1	Rights Agreement, dated as of July 27, 2006, between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1	Stipulation and Order, as filed in the United States District Court for the Southern District of Florida on October 16, 2006.

99.2	Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

99.3	Press Release, dated October 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2006

BLUEGREEN CORPORATION
By:	/s/ Anthony M. Puleo
	Name:	Anthony M. Puleo
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Rights Agreement, dated as of July 27, 2006, between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1	Stipulation and Order, as filed in the United States District Court for the Southern District of Florida on October 17, 2006.

99.2	Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

99.3	Press Release, dated October 17, 2006.

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